EXHIBIT 10.10
AMENDMENT NO. 1 TO
LICENSE AGREEMENT
     Amendment No. 1 to License (this “Amendment”) made as of August 2, 2006, by and between Acuity Pharmaceuticals, Inc., a Delaware corporation, with its principal offices at 3701 Market Street, Philadelphia, PA, 19104 (“Acuity”) and Pathogenics, Inc., a Delaware Corporation with its principal offices at 99 Derby Street, Suite 200, Hingham, MA 02043 (“Pathogenics”).
BACKGROUND
     WHEREAS, Acuity and Pathogenics entered into a License Agreement (the “License Agreement”) on April 13, 2006;
     WHEREAS, Section 3.2(d)(i) of the License Agreement provided for a payment by Acuity of up to $75,000 to be used the Institute of Hygiene and Social Medicine, Leopold-Franzens-University of Innsbruck, Austria and or the Phase II clinical investigators to be used to accelerate recruitment into a Phase II clinical trial;
     WHEREAS, Pathogenics has requested that Acuity make available $3,830 to Pathogenics to be used to fund activities to accelerate recruitment into a Phase I clinical trial; and
     WHEREAS, Acuity has agreed to fund the $3,830 provided that it be credited against the $75,000 referenced in Section 3.2(d)(i) of the License Agreement.
     NOW, THEREFORE, in consideration of the mutual promises, covenants, agreements, representations and warranties hereinafter set forth, and intending to be legally bound, the Parties hereby agree as follows:
     1. Acuity hereby agrees to pay $3,830 to Pathogenics to be used to fund activities to accelerate recruitment into a Phase I clinical trial
     2. Pathogenics hereby agrees that the $3,830 shall be credited against the $75,000 referenced in Section 3.2(d)(i) of the License Agreement.
(Signature Page Follows)

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the day and year first indicated above.

ACUITY PHARMACEUTICALS, INC.

By:	/s Dale R. Pfost
Name: Dale R. Pfost
Title: President and Chief Executive Officer

PATHOGENICS, INC.

By:	/s/ Frederic P. Zotos
Name: Frederic P. Zotos
Title: President and Chief Executive Officer